Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s historical financial information includes costs of certain services historically provided by Icahn School of Medicine at Mount Sinai (“ISMMS”) pursuant to the Transition Services Agreement ("TSA") and service.
Restatement – 2020 and 2019 annual statements of operations and comprehensive loss
The Company classifies expenses incurred that directly relate to the delivery of revenue as cost of services in its consolidated statements of operations and comprehensive loss.
As a result of expanded accounting resources, the Company identified the misclassification of certain expenses related to the genetic counseling department reported in cost of services that should have been reported in selling and marketing in the prior period financial statements. The Company quantified the amount and determined it necessary to restate its previously reported balances as follows (in thousands):

	December 31, 2020			December 31, 2019
	As reported	Misclassification	Restated	As reported	Misclassification	Restated
Total revenue	179,322	—	179,322	196,174	—	196,174
Cost of services	184,648	(9,352)	175,296	119,623	(6,234)	113,389
Gross (loss) profit	(5,326)	9,352	4,026	76,551	6,234	82,785
Research and development	72,700	—	72,700	34,910	—	34,910
Selling and marketing	53,831	9,352	63,183	33,118	6,234	39,352
General and administrative	100,742	—	100,742	29,484	—	29,484
Related party expenses	9,395	—	9,395	9,452	—	9,452
Loss from operations	(241,994)	—	(241,994)	(30,413)	—	(30,413)
Total other income, net	654	—	654	709	—	709
Net loss and comprehensive loss	(241,340)	—	(241,340)	(29,704)	—	(29,704)
This misclassification did not have any impact to the Company's net loss or net loss per share as reported in the statements of operations and comprehensive loss in any interim or annual periods. Included in the misclassification amount is stock-based compensation expense of $1 million for 2020. There was no impact of misclassification for 2019 related to stock-based compensation expense.
Restatement – 2021 and 2020 interim financial statements (unaudited)
Additionally, the Company has identified quarterly out of period adjustments generally related to recognition of cost of services in the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021. The impact of the misclassification and quarterly out of period adjustments identified on each of the three months periods in the year ended December 31, 2021 and 2020 are disclosed as follows (in thousands):
2021 interim statements of operations and comprehensive loss (in thousands)

	First Quarter				Second Quarter
	As reported	Misclass-ification	Adjustment	Restated	As reported	Misclass-ification	Adjustment	Restated
Total revenue	64,351	—	(150)	64,201	46,865	—	150	47,015
Cost of services	71,812	(3,837)	549	68,524	49,631	(2,287)	835	48,179
Gross (loss) profit	(7,461)	3,837	(699)	(4,323)	(2,766)	2,287	(685)	(1,164)
Research and development	53,131	—	2	53,133	11,954	—	(2)	11,952
Selling and marketing	31,569	3,837	(40)	35,366	16,247	2,287	40	18,574
General and administrative	101,917	—	121	102,038	12,794	—	76	12,870
Related party expenses	1,797	—	—	1,797	888	—	—	888
Loss from operations	(195,875)	—	(782)	(196,657)	(44,649)	—	(799)	(45,448)
Total other income, net	4,882	—	—	4,882	(713)	—	—	(713)
Net (loss) income and comprehensive loss	(190,993)	—	(782)	(191,775)	(45,362)	—	(799)	(46,161)

	Third Quarter				Fourth Quarter
	As reported	Misclass-ification	Adjustment	Restated	As reported
Total revenue	43,178	—	—	43,178	57,801
Cost of services	58,752	(6,031)	(1,234)	51,487	60,607
Gross (loss) profit	(15,574)	6,031	1,234	(8,309)	(2,806)
Research and development	17,831	—	—	17,831	22,246
Selling and marketing	22,121	6,031	—	28,152	30,646
General and administrative	33,230	—	(105)	33,125	57,955
Related party expenses	847	—	—	847	2,127
Loss from operations	(89,603)	—	1,339	(88,264)	(115,780)
Total other income, net	120,995	—	—	120,995	75,595
Net (loss) income and comprehensive loss	31,392	—	1,339	32,731	(40,185)
2020 interim statements of operations and comprehensive loss (in thousands)

	First Quarter			Second Quarter			Third Quarter			Fourth Quarter
	As reported	Misclass-ification	Restated	As reported	Misclass-ification	Restated	As reported	Misclass-ification	Restated	As reported	Misclass-ification	Restated
Total revenue	46,655	—	46,655	30,102		30,102	38,608		38,608	63,957		63,957
Cost of services	39,239	(2,101)	37,138	35,985	(1,480)	34,505	36,530	(2,508)	34,022	72,894	(3,263)	69,631
Gross (loss) profit	7,416	2,101	9,517	(5,883)	1,480	(4,403)	2,078	2,508	4,586	(8,937)	3,263	(5,674)
Research and development	13,096	—	13,096	9,361	—	9,361	19,083	—	19,083	31,160	—	31,160
Selling and marketing	11,733	2,101	13,834	8,686	1,480	10,166	12,735	2,508	15,243	20,677	3,263	23,940
General and administrative	7,164	—	7,164	8,121	—	8,121	24,342	—	24,342	61,115	—	61,115
Related party expenses	2,195	—	2,195	2,111	—	2,111	1,933	—	1,933	3,156	—	3,156
Loss from operations	(26,772)	—	(26,772)	(34,162)	—	(34,162)	(56,015)	—	(56,015)	(125,045)	—	(125,045)
Total other income, net	(218)	—	(218)	2,110	—	2,110	(600)	—	(600)	(638)	—	(638)
Net loss and comprehensive loss	(26,990)	—	(26,990)	(32,052)	—	(32,052)	(56,615)	—	(56,615)	(125,683)	—	(125,683)
The adjustments also affected certain current asset and liability accounts previously reported in the condensed balance sheets as of March 31, 2021 and June 30, 2021 and condensed consolidated balance sheets as of September 30, 2021 as follows (in thousands):

	March 31, 2021			June 30, 2021			September 30, 2021
	As reported	Adjust- ment	Restated	As reported	Adjust- ment	Restated	As reported	Adjust-ment	Restated
Assets
Current assets:
Cash and cash equivalents	58,652	—	58,652	26,501	—	26,501	461,276	—	461,276
Accounts receivable	33,490	(150)	33,340	24,568	—	24,568	21,257	—	21,257
Due from related parties	349	—	349	437	—	437	413	—	413
Inventory	32,969	—	32,969	29,128	—	29,128	31,174	—	31,174
Prepaid expenses and other current assets	15,070	(139)	14,931	18,378	—	18,378	24,391	—	24,391
Total current assets	140,530	(289)	140,241	99,012	—	99,012	538,511	—	538,511
Property and equipment, net	64,632	—	64,632	62,097	—	62,097	60,333	—	60,333
Restricted cash	10,828	—	10,828	10,828	—	10,828	900	—	900
Other assets	3,596	—	3,596	3,596	—	3,596	3,613	—	3,613
Total assets	219,586	(289)	219,297	175,533	—	175,533	603,357	—	603,357

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	41,609	493	42,102	43,650	1,581	45,231	43,079	242	43,321
Due to related parties	797	—	797	1,278	—	1,278	1,425	—	1,425
Current contract liabilities	2,810	—	2,810	1,341	—	1,341	493	—	493
Other current liabilities	22,991	—	22,991	24,764	—	24,764	26,369	—	26,369
Total current liabilities	68,207	493	68,700	71,033	1,581	72,614	71,366	242	71,608
Long-term debt, net of current portion	18,502	—	18,502	18,028	—	18,028	11,000	—	11,000
Stock-based compensation liabilities	296,952	—	296,952	295,049	—	295,049	—	—	—
Warrant liability	—	—	—	—	—	—	46,629	—	46,629
Earn-out contingent liability	—	—	—	—	—	—	61,400	—	61,400
Other liabilities	22,530	—	22,530	21,907	—	21,907	21,699	—	21,699
Total liabilities	406,191	493	406,684	406,017	1,581	407,598	212,094	242	212,336

Redeemable convertible preferred stock:
Series A-1 redeemable convertible preferred stock	51,811	—	51,811	51,811	—	51,811	—	—	—
Series A-2 redeemable convertible preferred stock	46,480	—	46,480	46,480	—	46,480	—	—	—
Series B redeemable convertible preferred stock	118,824	—	118,824	118,824	—	118,824	—	—	—
Series C redeemable convertible preferred stock	117,324	—	117,324	117,324	—	117,324	—	—	—
Redeemable convertible preferred stock	334,439	—	334,439	334,439	—	334,439	—	—	—
Stockholders’ equity (deficit):
Preferred Stock	—	—	—	—	—	—	—	—	—
Class A common stock	—	—	—	—	—	—	24	—	24
Class B convertible common stock	—	—	—	—	—	—	—	—	—
Additional paid-in capital	—	—	—	1,483	—	1,483	926,253	—	926,253
Accumulated deficit	(521,044)	(782)	(521,826)	(566,406)	(1,581)	(567,987)	(535,014)	(242)	(535,256)
Total stockholders’ (deficit) equity	(521,044)	(782)	(521,826)	(564,923)	(1,581)	(566,504)	391,263	(242)	391,021
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	219,586	(289)	219,297	175,533	—	175,533	603,357	—	603,357
The adjustments did not have any impact on the net cash used in operating or investing activities, or net cash used or provided by financing activities previously reported in the condensed statements of cash flows. However, certain line items within the operating section of the condensed statements of cash flows would change by immaterial amounts.
Use of Estimates
The preparation of consolidated financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and the related disclosures at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the periods presented. The Company bases these estimates on current facts, historical and anticipated results, trends and various other assumptions that it believes are reasonable in the circumstances, including assumptions as to future events. These estimates include, but are not limited to, the transaction price for certain contracts with customers, the capitalization of software costs and the valuation of stock-based awards, inventory, earn-out contingent liability and earn-out RSUs. Actual results could differ materially from those estimates, judgments and assumptions.
Concentration of Credit Risk and Other Risks and Uncertainties
Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.
The Company’s cash and cash equivalents are deposited with high-quality financial institutions. The Company has balances in financial institutions that exceed federal depository insurance limits. Management believes these financial institutions are financially sound and, accordingly, that minimal credit risk exists. The Company has not experienced any losses on its deposits of cash and cash equivalents.
The Company assesses both the customer and, if applicable, the third party payor that reimburses the Company on the customer’s behalf when evaluating concentration of credit risk. Significant customers and payors are those that represent more than 10% of the Company’s total annual revenues or accounts receivable balance at each respective balance sheet date. The significant concentrations of accounts receivable as of December 31, 2021 and 2020 were primarily from large managed care insurance companies and a reference laboratory. There was no individual customer that accounted for 10% or more of revenue or accounts receivable for any of the years presented. The Company does not require collateral as a means to mitigate customer credit risk.
For each significant payor, revenue as a percentage of total revenues and accounts receivable as a percentage of total accounts receivable are as follows:

	Revenue			Accounts Receivable
	Year Ended December 31,			As of December 31,
	2021	2020	2019	2021	2020
Payor A	22%	27%	36%	15%	10%
Payor B	13%	14%	*	*	*
Payor C	*	*	*	*	20%
Payor D	*	*	24%	15%	*
__________________
*less than 10%
The Company is subject to a concentration of risk from a limited number of suppliers for certain reagents and laboratory supplies. One supplier accounted for approximately 7%, 11% and 15% for the years ended December 31, 2021, 2020 and 2019, respectively. Another supplier accounted for approximately 11%, 10% and 12% for the years ended December 31, 2021, 2020 and 2019, respectively. This risk is managed by maintaining a target quantity of surplus stock.
Impact of COVID-19
In March 2020, the World Health Organization declared the COVID-19 outbreak a global pandemic. The ongoing COVID-19 pandemic has had, and continues to have, an extensive impact on global health and economic conditions. Many jurisdictions, including those in which the Company has current operations, have implemented measures to combat the spread and resurgence of COVID-19, such as travel restrictions and shelter in place orders. In addition, the healthcare sector generally experienced a decline in discretionary care services at the onset of the pandemic.
Beginning in April 2020, the Company’s diagnostic test volumes decreased significantly as compared to the prior year as a result of the COVID-19 pandemic and the related limitations and priorities across the healthcare system. In response, beginning in May 2020, the Company entered into several service agreements with state governments and healthcare institutions to provide testing for the presence of COVID-19 variants. While test volumes have since improved, the Company continues to experience changes in the mix of tests due to the impact of the COVID-19 pandemic. COVID-19 could continue to have a material impact on the Company’s results of operations, cash flows and financial condition for the foreseeable future.
In March 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law which was a stimulus bill that, among other things, provided assistance to qualifying businesses and individuals and included funding for the healthcare system. During 2020, as part of the stimulus provided by the CARES Act, the Company received $5.4 million, comprised of $2.6 million received under the Provider Relief Fund (“PRF”) distribution and $2.8 million received under the Employee Retention Credit (“ERC”) distribution which was recorded in other current liabilities and reflected in this balance as of December 31, 2020 and December 31, 2021.
During 2021, the Company received an additional $5.6 million during 2021 under the PRF distribution, which was recognized in other income (expense), net in the consolidated statements of operations and comprehensive loss.
Additionally, under the CARES Act, the Company deferred payment of U.S. social security taxes in 2020 . As a result, $3.8 million of employer payroll tax payments were deferred as of December 31, 2020 with $1.9 million paid in December 2021 and the remaining $1.9 million payment will be made in December 2022. As of December 31, 2021, the remaining payable is recorded in other current liabilities.
On December 15, 2021, it was announced that COVID-19 testing services would be discontinued by March 31, 2022.
Cash, Cash Equivalents and Restricted Cash
The Company considers all highly liquid investments with original maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents consist of amounts invested in money market funds. Carrying values of cash equivalents approximate fair value due to the short-term nature of these instruments.
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported on the balance sheets that sum to the total of the same amounts shown on the statements of cash flows (in thousands):

	As of December 31,
	2021	2020
Cash and cash equivalents	$400,569	$108,132
Restricted cash	900	10,828
Total	$401,469	$118,960
Restricted cash as of December 31, 2021 consists of money market deposit accounts that secure an irrevocable standby letter of credit that serve as collateral for security deposits for operating leases (see Note 9).
Accounts Receivable
Accounts receivable consists of amounts due from customers and third party payors for services performed and reflect the consideration to which the Company expects to be entitled in exchange for providing those services. Accounts receivable are estimated and recorded in the period the related revenue is recorded. During the years ended December 31, 2021 and 2020, the Company did not record provisions for doubtful accounts. The Company did not write off any accounts receivable balances for the year ended December 31, 2021 and $0.2 million of accounts receivable was written off for the year ended December 31, 2020.
Inventory, net
Inventory, net which primarily consists of testing supplies and reagents, is capitalized when purchased and expensed when used in performing services. Inventory is stated at the lower of cost or net realizable value. Cost is determined using actual costs on a first-in, first-out basis. The Company periodically performs obsolescence assessments and writes off any inventory that is no longer usable. Any write-down of inventory to net realizable value creates a new cost basis. The Company recorded a reserve for excess and obsolete inventory of $2.1 million as of December 31, 2021. There was no reserve recorded as of December 31, 2020.
Property and Equipment, net
Property and equipment, net are stated at cost less accumulated depreciation and amortization. Equipment includes assets under capital lease. Improvements are capitalized, while maintenance and repairs are expensed as incurred. When assets are retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the balance sheets and any resulting gain or loss is reflected in the statements of operations and comprehensive loss in the period realized.
Capital leases and leasehold improvements are amortized straight-line over the shorter of the term of the lease or the estimated useful life. All other property and equipment assets are depreciated using the straight-line method over the estimated useful life of the asset, which ranges from three to five years.
The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset or asset group may not be recoverable. An impairment loss is recognized when the total estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. Impairment, if any, is assessed using discounted cash flows or other appropriate measures of fair value. There were no long-lived asset impairment losses recorded for any periods presented.
Capitalized Software
We capitalize certain costs incurred related to the development of our software applications for internal use during the application development state. If a project constitutes an enhancement to existing software, we assess whether the enhancement creates additional functionality to the software, thus qualifying the work incurred for capitalization. Costs incurred prior to meeting these criteria together with costs incurred for training and maintenance are expensed as incurred. Once the project is available for general release, capitalization ceases and we estimate the useful life of the asset and begin amortization.
Capitalized software costs are amortized using the straight-line method over an estimated useful life of three years. Capitalized software is reviewed for impairment whenever events or changes in circumstances may indicate that the carrying amount of an asset may not be recoverable
Fair Value Measurements
Financial assets and liabilities are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company determines the fair value of its financial instruments based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. The following hierarchy lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market:
Level 1: Observable inputs such as quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.
Level 2: Observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active or model-derived valuations whose significant inputs are observable.
Level 3: Unobservable inputs that are significant to the measurement of fair value but are supported by little to no market data.
The Company’s financial assets and liabilities consist of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities, capital leases and long-term debt. The Company’s cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities approximate their fair value due to the relatively short-term nature of these accounts.
The Company’s capital leases are classified within level 1 of the fair value hierarchy because such agreements bear interest at rates for instruments with similar characteristics; accordingly, the carrying value of these liabilities approximate their fair values.
The Company’s loan from the Connecticut Department of Economic and Community Development is classified within level 2 of the fair value hierarchy. As of December 31, 2021, the long-term debt is recorded at its carrying value of $11.0 million in the consolidated balance sheet. The fair value is $10.2 million, which is estimated based on discounted cash flows using the yields of similar debt instruments of other companies with similar credit profiles.
Warrant Liability
As of the consummation of the Merger in July 2021, there were 21,995,000 warrants to purchase shares of Class A common stock outstanding, including 14,758,333 public warrants and 7,236,667 private placement warrants. As of December 31, 2021, there were 21,994,972 warrants to purchase shares of Class A common stock outstanding, including 14,758,305 public warrants and 7,236,667 private placement warrants outstanding. Each warrant expires five years after the Business Combination or earlier upon redemption or liquidation, and entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment, at any time commencing on September 4, 2021.
The Company may redeem the outstanding public warrants if the price per share of the Class A common stock equals or exceeds $18.00 as described below:
•in whole and not in part;
•at a price of $0.01 per public warrant;
•upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•if, and only if, the closing price of the Class A common stock equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending three trading days before sending the notice of redemption to warrant holders.
The Company may redeem the outstanding public warrants if the price per share of the common stock equals or exceeds $10.00 as described below:
•in whole and not in part;
•at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the common stock;
•if, and only if, the closing price of the Class A common stock equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and
•if the closing price of the common stock for any 20 trading days within a 30-trading day period ending three trading days before the Company sends notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the private placement warrants must also be concurrently called for redemption on the same terms as the outstanding public warrants, as described above.
The private placement warrants were issued to CMLS Holdings, LLC, Mr. Munib Islam, Dr. Emily Leproust and Mr. Nat Turner, and are identical to the public warrants underlying the units sold in the initial public offering, except that (1) the private placement warrants and the common stock issuable upon the exercise of the private placement warrants would not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, (2) the private placement warrants are exercisable on a cashless basis, (3) the private placement warrants are non-redeemable (except as described above, upon a redemption of warrants when the price per share of Class A common stock equals or exceeds $10.00) so long as they are held by the initial purchasers or their permitted transferees, and (4) the holders of the private placement warrants and the common stock issuable upon the exercise of the private placement warrants have certain registration rights. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.
The Company accounts for warrants as liability-classified instruments based on an assessment of the warrant terms and applicable authoritative guidance in accordance with ASC 480-Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815-Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, whether the warrants meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815. This assessment is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
Earn-out contingent liability
In connection with the Merger, all Legacy Sema4 stockholders and option holders at that time became entitled to a pro rata share of 19,021,576 earn-out shares and earn-out Restricted Stock Units (“RSUs”). Based on an assessment of the earn-out shares for the Legacy Sema4 stockholders, the Company considered ASC 480 and ASC 815 and accounted for the earn-out shares as a liability. The Company subsequently measures the fair value of the liability at each reporting period and reports the changes in fair value recorded as a component of other income (expense), net in the consolidated statements of operations and comprehensive loss.
The Company determined the fair value of the earn-out shares issued to the Legacy Sema4 stockholders as of December 31, 2021 was $10.2 million.
As for the earn-out RSUs for the Legacy Sema4 option holders, a total of 2.7 million RSUs were granted on December 9, 2021. The vesting of such arrangement is conditioned on the satisfaction of both a service requirement and on the satisfaction of a market-based requirement. The market-based requirement would be achieved if the Company’s stock price is greater than or equal to $13 (Triggering Event I), $15 (Triggering Event II) and $18 (Triggering Event III) during the applicable performance period, based on the volume-weighted average price for a period of at least 20 days out of 30 consecutive trading days. Therefore, the Company accounts for this arrangement in accordance with ASC 718- Compensation — Stock Compensation (“ASC 718”) and stock-compensation expense is recognized over the longer of the expected achievement period for the market-based requirement and the service requirement. The Company recorded $0.2 million in relation to the earn-out RSU for the year ended December 31, 2021. In the event that any earn-out RSUs that are forfeited as a result of a failure to achieve the service requirement, the underlying shares will be reallocated on an annual basis to the Legacy Sema4 stockholders and to the Legacy Sema4 option holders who remain employed as of the date of such reallocation. The Company accounts for the re-allocations to Legacy Sema4 option holders as new grants.
The estimated fair value of the earn-out is determined using a Monte Carlo valuation analysis.
Stock-based Compensation
The Company measures stock-based compensation at the grant date based on the fair value of the award and recognizes stock-based compensation expense over the requisite service period for each separate vesting portion of the award on a straight-line basis. Determining the fair value of stock option awards requires judgment, including estimating stock price volatility and expected option life. Restricted stock awards are valued based on the fair value of the stock on the grant date. The Company uses the Black-Scholes option-pricing model to estimate the fair value of its stock option awards.
The Company issues new shares upon share option exercise and vesting of a restricted share unit. Forfeitures of stock-based compensation are recognized as they occur.
Income Taxes
Income taxes are accounted for under the asset and liability method. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Current and deferred income taxes are measured based on the tax laws that are enacted as of the balance sheet date of the relevant reporting period. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their respective tax bases using tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations and comprehensive loss in the period when the change is enacted. A valuation allowance is established when it is more likely than not that some or all of the deferred tax assets will not be realized. Based on the Company’s historical operating losses, the Company has recorded a valuation allowance to reduce deferred tax assets to the amount that is more likely than not to be realized.
The Company recognizes the effect of a tax position when it is more likely than not, based on technical merits, that the position will be sustained upon examination by the appropriate taxing authorities. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit with a greater than 50 percent likelihood of being realized. Unrecognized tax benefits are included within other liabilities if recognized and are charged to earnings in the period that such determination is made. The Company records interest and penalties related to tax uncertainties, if applicable, as a component of income tax expense.
Leases
The Company categorizes lease agreements at their inception as either operating or capital leases.
For operating leases, the Company recognizes related rent expense on a straight-line basis over the term of the applicable lease agreement. Certain lease agreements contain rent holidays, scheduled rent increases and lease incentives. Rent holidays and scheduled rent increases are included in the determination of rent expense to be recorded over the lease term. Any lease incentives reduce rent expense the Company records on a straight-line basis over the term of the lease. The Company recognizes rent expense beginning on the date it obtains the legal right to use and control the leased space.
For capital leases, the Company records a leased asset with a corresponding liability. Payments are recorded as reductions to the liability with an interest charge recorded based on the remaining liability.
Revenue Recognition
The Company adopted Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”), Revenue from Contracts with Customers, on January 1, 2019 using the modified retrospective method applied to contracts which were not completed as of the adoption date. The Company recognizes revenue when control of the promised goods or services is transferred to the customer in an amount that reflects the consideration which the Company expects to be entitled to in exchange for those goods or services. If any changes in customer credit issues are identified which were not assessed at the date of service, provisions for doubtful accounts are recognized and recorded.
Diagnostic test revenue
The Company’s diagnostic test revenue contracts typically consist of a single performance obligation to deliver diagnostic testing services to the ordering facility or patient and therefore allocation of the contract transaction price is not applicable. Control over diagnostic testing services is generally transferred at a point in time when the customer obtains control of the promised service which is upon delivery of the test.
Diagnostic test revenues consist primarily of services reimbursed by third-party insurance payors. Third-party insurance payors include managed care health plans and commercial insurance companies, including plans offered through the health insurance exchanges, and employers. In arrangements with third-party insurance payors, the transaction price is stated within the contract, however, the Company accepts payments from third-party payors that are less than the contractually stated price and is therefore variable consideration and the transaction price is estimated.
When determining the transaction price, the Company uses a portfolio approach as a practical expedient to account for categories of diagnostic test contracts as collective groups rather than on an individual contract basis. The portfolio consists of major payor classes based on third-party payors. Based on historical collection trends and other analyses, the Company believes that revenue recognized by utilizing the portfolio approach approximates the revenue that would have been recognized if an individual contract approach was used.
Estimates of allowances for third-party insurance payors that impact the estimated transaction price are based upon the pricing and payment terms specified in the related contractual agreements. Contractual pricing and payment terms in third-party insurance agreements are generally based upon predetermined rates per diagnosis, per diem rates or discounted fee-for-service rates. In addition, for third-party payors in general, the estimated transaction price is impacted by factors such as historical collection experience, contractual provisions and insurance reimbursement policies, payor mix, and other relevant information for applicable payor portfolios.
For institutional clients, the customer is the institution. The Company determines the transaction price associated with services rendered in accordance with the contractual rates established with each customer.
Payment terms and conditions vary by contract and customer, however standard payment terms are generally less than 60 days from the invoice date. In instances where the timing of the Company’s revenue recognition differs from the timing of its invoicing, the Company does not assess whether a contract has a significant financing component if the expectation at contract inception is such that the period between payment by the customer and the transfer of the promised services to the customer will be one year or less.
Other revenue
The Company enters into both short-term and long-term project-based collaboration and service agreements with customers. Certain of these contracts include the transfer of a license to the Company’s intellectual property or participation by the Company on joint steering committees with the customer, which was considered to be immaterial in the context of the contract. The Company concludes that the goods and services transferred to our customers pursuant to these agreements generally comprise a single performance obligation on the basis that such goods and services are not distinct within the context of the contract. This is because the goods and services are highly interdependent and interrelated such that the Company would not be able to fulfill its underlying promise to our customers by transferring each good or service independently.
The consideration generally includes non-refundable upfront payments and variable payments based upon the achievement of certain milestones or fixed monthly payments during the contract term. Non-refundable upfront payments received prior to the Company performing performance obligation are recorded as a contract liability upon receipt. Milestone payments are included in the transaction price only when it is probable that doing so will not result in a significant reversal of cumulative revenue recognized when the uncertainty associated with the milestone is subsequently resolved. For longer-term contracts, the Company does not account for a significant financing component since a substantial amount of the consideration promised by the customer is variable and the amount or timing of that consideration varies on the basis of a future event that is not substantially within the control of either party.
The Company satisfies its performance obligation generally over time if the customer simultaneously receives and consumes the benefits provided by the Company’s services as the Company performs those services. The Company recognizes revenue over time using an input measure based on costs incurred on the basis that this measure best reflects the pattern of transfer of control of the services to the customer. In some contracts, the Company subcontracts certain services to other parties for which the Company is ultimately responsible. Costs incurred for such subcontracted services are included in the Company’s measure of progress for satisfying its performance obligation and are recorded in cost of services in the consolidated statements of operations and comprehensive loss. Changes in the total estimated costs to be incurred in measuring the Company’s progress toward satisfying its performance obligation may result in adjustments to cumulative revenue recognized at the time the change in estimate occurs.
Segment Information
The Company operates and manages its business as one reportable operating segment based on how the Chief Executive Officer, who is the Company’s chief operating decision maker (“CODM”), assesses performance and allocates resources across the business.
Emerging Growth Company
The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. As such, the Company is eligible for exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies, including reduced reporting and extended transition periods to comply with new or revised accounting standards for public business entities. The Company has elected to avail itself of this exemption and, therefore, will not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Recently Adopted Accounting Pronouncements
Effective January 1, 2021, the Company adopted Accounting Standards Update (“ASU”) 2018-18, Collaborative Arrangements: Clarifying the Interaction between Topic 808 and Topic 606 (“ASU 2018-18”), which clarifies that certain transactions between participants in a collaborative arrangement should be accounted for under ASC Topic 606 (“ASC 606”), Revenue from Contracts with Customers, when the counterparty is a customer. In addition, ASC Topic 808 (“ASC 808”), Collaborative Arrangements precludes an entity from presenting consideration from a transaction in a collaborative arrangement as revenue from contracts with customers if the counterparty is not a customer for that transaction. Adoption of ASU 2018-18 did not have an impact on the Company’s consolidated financial statements as the Company is not currently a participant in any such collaborative arrangements.
The Company adopted ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”) for the annual period ended December 31, 2021. ASU 2018-15 aligns the accounting for costs incurred to implement a cloud computing arrangement that is a service arrangement with the guidance on capitalizing costs associated with developing or obtaining internal-use software. The Company adopted and applied this update prospectively to all implementation costs incurred during the year ended December 31, 2021, $2.3 million of implementation costs are capitalized and recorded in other current and non-current assets. The Company capitalizes certain costs incurred during the application development stage and all costs incurred during the preliminary project and post-implementation stages are expensed as incurred. Amortization begins when the cloud computing arrangement is ready for its intended use and is calculated on a straight-line basis over the fixed noncancellable periods plus renewal periods the Company deems it reasonably certain to exercise.
The Company adopted ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 updates specific areas of ASC 740, Income Taxes, to reduce complexity while maintaining or improving the usefulness of the information provided to users of financial statements. The Company has adopted the new standard in the fourth quarter of 2021 and upon adoption we did not have a material impact on our consolidated financial position and results of operations.
Recently Issued Accounting Pronouncements Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (“Topic 842”), which requires lessees to recognize right-of-use assets and lease liabilities for most leases on their balance sheets. Expense recognition for lessees under Topic 842 is similar to current lease accounting and once adopted, it will require enhanced disclosures to help the financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. The recognition, measurement and presentation of expenses and cash flows arising from a lease will primarily depend on its classification as a finance or operating lease. As an emerging growth company, the Company elected to adopt the Topic 842 under the extended transition period available to entities in the “all other” category, which would be effective for the annual period beginning on January 1, 2022 and all interim periods within the year ended December 31, 2023. Early adoption is permitted. The Company has selected an information system application to centralize the tracking and accounting for the Company’s leases and is currently in the process of completing implementation of that application. The Company plans to adopt the Topic 842 using the modified retrospective transition method and will not restate comparative periods. The modified retrospective transition method requires the cumulative effect, if any, of initially applying the guidance to be recognized as an adjustment to our accumulated deficit as of that adoption date. The Company plans to elect the package of practical expedients permitted under the transition guidance within the Topic 842, which allows the Company to carry forward prior conclusions about lease identification, classification and initial direct costs for leases entered into prior to adoption of the Topic 842. Additionally, the Company plans to not separate lease and non-lease components of the leases. For leases with a term of 12 months or less, the Company plans to elect the short-term lease exemption, which allows it to not recognize right-of-use assets or lease liabilities for qualifying leases existing at transition and new leases we may enter into in the future. The Company is currently in the process of quantifying the impact, but is currently unable to estimate the impact on the consolidated financial statements.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). The new credit losses standard changes the impairment model for most financial assets and certain other instruments. For trade and other receivables, contract assets recognized as a result of applying ASC 606, loans and certain other instruments, entities will be required to use a new forward looking “expected loss” model that generally will result in earlier recognition of credit losses than under today’s incurred loss model. As an emerging growth company, ASU 2016-13 is effective for annual periods beginning after December 15, 2022, with early adoption permitted. Application of the amendments is through a cumulative-effect adjustment to the opening retained earnings as of the beginning of the first reporting period in which the guidance is effective. The Company is currently evaluating the impact of the new guidance on its financial statements and related disclosures.
In November 2021, the FASB issued ASU 2021-10, Government Assistance (Topic 832), Disclosures by Business Entities About Government Assistance, which requires entities to provide disclosures on material government assistance transactions for annual reporting periods. The disclosures include information around the nature of the assistance, the related accounting policies used to account for government assistance, the effect of government assistance on the entity’s financial statements, and any significant terms and conditions of the agreements, including commitments and contingencies. The new standard is effective for the Company on January 1, 2022 and only impacts annual financial statement footnote disclosures. The Company does not expect the impact of adopting this new accounting guidance to have a material effect on its consolidated financial statements and related disclosures.